                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC  20549


                               Form 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): June 15, 1998


                         BARNETT AUTO TRUST 1997-A
                         -------------------------
         (Exact name of registrant as specified in its charter)




        United States
        of America             333-26675               86-0888083
        -------------          ---------               ----------
        (State or other        (Commission File        (IRS employer
        Jurisdiction of         Number)                Identification No.)
        Incorporation


                            Barnett Auto Trust 1997-A
                               Transamerica Square
                                  NC1-021-03-07
                             401 North Tryon Street
                        Charlotte, North Carolina  28255
                                 (704) 386-5000


                  (Address of principal executive offices)
                  ----------------------------------------

    Registrant's telephone number including area code:  (704) 386-5000

Item 5.     Other Events
            ------------

         The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.


Item 7.      Financial Statements, Pro Forma Financial Statements and Exhibits
             -----------------------------------------------------------------

(c)  Exhibits

99          Monthly Servicers Certificate for Barnett Bank, N.A. Barnett Auto
            Trust 1997-A

                               SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       BARNETT AUTO TRUST 1997-A
                       -------------------------
                             (Registrant)



Dated:         June 17, 1998       By:  /s/Pat Doran
                                        --------------
                                   Name:   Pat Doran
                                   Title:  President -Barnett Dealer Financial
                                           Services, Inc.
                                   Barnett Bank, N.A.
                                   (Duly Authorized Officer)

                         INDEX TO EXHIBITS
                         -----------------


Exhibit
Number                        Exhibit
-------                       -------

99        Monthly Servicers Certificate for Barnett Bank, N.A. Barnett Auto
          Trust 1997-A